Exhibit 99.1

KORE Continues Journey to Become World’s First IoT Hyperscaler with Closing of Acquisition of Twilio’s IoT Business Unit

ATLANTA (June 1, 2023) – KORE Group Holdings, Inc. (NYSE:KORE, KORE WS), the global pure-play Internet of Things (“IoT”) hyperscaler and provider of IoT Connectivity, Solutions and Analytics, announced today the closing of the acquisition of Twilio’s (NYSE:TWLO) IoT business unit. KORE and Twilio previously announced on March 27, 2023, that the two organizations had entered into a definitive agreement for the acquisition. This acquisition positions KORE to drive the accelerated adoption of IoT.

As consideration for the acquisition, KORE issued Twilio, the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, 10 million shares of KORE common stock, representing approximately 11.5% of KORE’s issued and outstanding shares.

“The Internet of Things has massive potential, and how efficiently and quickly it proliferates in the world depends upon the effectiveness and scalability of the distribution network,” KORE President and CEO Romil Bahl said. “With the acquisition of Twilio’s IoT business, we are making it even easier to achieve the benefits of IoT across thousands of use cases.”

As the world’s first IoT hyperscaler, the mission of KORE is to make deploying and managing IoT solutions easier, just as cloud service Hyperscalers have done with computing and storage.

KORE enriches its portfolio of services that simplify the complexities of IoT adoption:

•	A powerful connectivity suite, including best-in-class eSIM technologies with KORE OmniSIMTM and Twilio Super SIM®

•	A one-stop-shop for building, deploying, managing, and scaling IoT operations across the entire lifecycle via award-winning technologies and world-class facilities

•	An accelerated time to market through global, 24/7 customer support and 20 years of IoT experience through KORE and the newly acquired Twilio IoT team’s depth and breadth of digital experience

With the added ability of “Build” to the “Deploy, Manage, and Scale” proposition, KORE can now address every touchpoint across the IoT journey, simplifying what can be a highly fragmented IoT ecosystem between hardware, connectivity, data communication, computing, and analytics.

Notice of Inducement Equity Awards

In connection with the acquisition of Twilio’s IoT business unit, and effective as of the closing date, KORE is granting equity inducement awards to 18 employees of Twilio covering an aggregate of up to 1,760,268 shares of KORE common stock as a material inducement to such employees to commence employment with KORE.

The equity awards, consisting of grants of time-based and performance-based restricted share units (“RSUs”), were approved by the Compensation Committee of the Board of Directors of KORE and are being made in reliance on the employment inducement exemption under the NYSE’s Listed Company Manual Rule 303A.08. KORE is announcing the grant of the equity awards in this news release to comply with Rule 303A.08.

The time-based RSUs generally vest in installments on each anniversary of the grant date over three to four years, and the performance-based RSUs are scheduled to vest based on performance against certain financial performance criteria over a three-year performance period, subject in all cases to the recipient’s continued service as an employee through each applicable vesting date.

The equity awards were granted outside of KORE’s 2021 Long-Term Stock Incentive Plan, but generally have terms and conditions consistent with those set forth in that plan. KORE intends to file a Registration Statement on Form S-8 covering these equity awards.

About Twilio

Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE: TWLO), visit: www.twilio.com.

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

KORE Investors Contact:

Charley Brady

Vice President, Investor Relations

investors@korewireless.com

+1-678-392-2335

KORE Media Contact:

Alisa Moloney

Senior Director of Marketing

Email: amoloney@korewireless.com

+1-770-365-8382

Cautionary Note on Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. In particular, statements relating to the acquisition of the IoT business from Twilio, the attractiveness of the acquisition transaction from a financial perspective; the strength, complementarity and compatibility of the IoT business acquired from Twilio with KORE’s existing business; other anticipated benefits of the acquisition; KORE’s business outlook, objectives, development, plans, growth strategies and other strategic priorities; KORE’s estimated position and strengths in the IoT business; estimations of addressable markets; and statements relating to KORE’s future growth, results of operations, performance, business, prospects and opportunities; expectations regarding up-selling and cross-selling opportunities and intention to capture increased portions of addressable markets, and other statements that are not historical facts constitute forward-looking statements. These statements are based on various assumptions and on the current expectations of KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; risks related to the loss, non-renewal, termination or negotiation of the relationship with customers of the IoT business acquired from Twilio; risks relating to the integration of KORE’s acquired businesses, including the IoT business acquired from Twilio, changes in the assumptions underlying KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE anticipates that subsequent events and developments will cause these assessments to change. However, while KORE may elect to update these forward-looking statements at some point in the future, KORE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.